TF P1 P2 P4 07/17

SUPPLEMENT DATED JULY 11, 2017

TO THE PROSPECTUSES DATED MAY 1, 2017

TEMPLETON FOREIGN VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  Cindy L. Sweeting, CFA, President of Investment Counsel and portfolio manager of the Fund, will be retiring effective December 31, 2017. Effective January 1, 2018, it is anticipated that she will no longer be a portfolio manager of the Fund, and Peter A. Nori will continue to be lead portfolio manager of the Fund.

II. Effective January 1, 2018, the portfolio management team under the “FUND SUMMARIES – Templeton Foreign VIP Fund – Portfolio Managers” section on page TF-S5 is replaced with the following:

Portfolio Managers

Peter A. Nori, CFA   Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since 1999.

Matthew R. Nagle, CFA  Portfolio Manager of Investment Counsel and portfolio manager of the Fund since January 2018.

Heather Waddell, CFA  Portfolio Manager of Investment Counsel and portfolio manager of the Fund since January 2018.

III. Effective January 1, 2018, the portfolio management team under the “FUND DETAILS – Templeton Foreign VIP Fund – Management” section on page TF-D8 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on global investment of issuers outside the U.S. The portfolio managers are as follows:

Peter A. Nori, CFA   Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel

 Mr. Nori has been the lead portfolio manager of the Fund since 1999. He has primary responsibility for the investment of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1987.

Matthew R. Nagle, CFA   Portfolio Manager of Investment Counsel

Mr. Nagle has been a portfolio manager of the Fund since January 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2003.

Heather Waddell, CFA   Portfolio Manager of Investment Counsel

Ms. Waddell has been a portfolio manager of the Fund since January 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1996.

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Please keep this supplement with your prospectus for future reference.